                                                                   EXHIBIT 10.12
KOCH
- --------------------------------------------------------------------------------

KOCH OIL COMPANY



                                       Contract No:  18541
EXCHANGED WITH:    EXCHANGE AGREEMENT       Page:        1
                                            Date:  1/05/96
COSTILLA PETROLEUM CORPORATION         Confirming Agreement between
ATTN:  SAL PAGANO                           Blaine Parrott
P. O. BOX 10369                             and
MIDLAND, TX  79702                          Sal Pagano
                                       CUSTOMER CONTRACT: MT-SHE-1-EXC



- --------------------------------------------------------------------------------


                            KOCH OIL COMPANY WILL DELIVER

CRUDE TYPE:   1.   Domestic Sweet

QUANTITY:     A volume equal to the applicable percentage of the volume
              purchased by Koch Oil Company from the leases listed in Exhibit
              'A' attached.

TERM:         1.   Effective 1/01/96 to 7/01/96 and continuing month to month thereafter until cancelled by either party with 30 days advance written notice.

DELIVERY:     1.   By transfer in the facilities of Arco Pipe Line Company at
                   Cushing Terminal.

TITLE:        1.   Shall pass from Seller to Buyer at the completion of the
                   transfer.

PRICE:        1.   Koch Oil Company's posted price for West Texas Intermediate crude oil deemed 40.0 degrees gravity plus $1.4500 per barrel gathering and handling charges


                            KOCH OIL COMPANY WILL RECEIVE

CRUDE TYPE:   2.   North Dakota Sweet

              3.   Wyoming Sweet

QUANTITY:     The applicable percentage of the volume purchased by Koch Oil
              Company from the leases listed in Exhibit 'A' attached.

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


                                            Contract No:  18541
EXCHANGED WITH:         EXCHANGE AGREEMENT       Page:        2
                                                 Date:  1/05/96
COSTILLA ENERGY LLC                         Confirming Agreement between
ATTN:  SAL PAGANO                                Blaine Parrott
P. O. BOX 10369                                  and
MIDLAND, TX  79702                               Sal Pagano
                                            CUSTOMER CONTRACT: MT-SHE-1-EXC



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TERM:    2.   Effective 1/01/96 to 7/01/96 and continuing month to month thereafter until cancelled by either party with 30 days advance written notice.

         3. Effective 1/01/96 to 7/01/96 and continuing month to month thereafter until cancelled by either party with 30 days advance written notice.

DELIVERY: 2.  From tankage and/or through mutually acceptable meters located at the facilities of Seller at the leases in exhibit "A"

         3. From tankage and/or through mutually acceptable meters located at the facilities of Seller at the leases in exhibit "A"

TITLE:   2.   Shall pass from Seller to Buyer as the crude oil passes the outlet flange of the lease tankage or meter.

         3. Shall pass from Seller to Buyer as the crude oil passes the outlet flange of the lease tankage or meter.

PRICE:   2.   Koch Oil Company's posted price for North Dakota Southern
              Swtcrude oil deemed 40.0 degrees gravity plus $.9000 per barrel
              Bonus at the lease level.

         3. Koch Oil Company's posted price for Wyoming Sweet crude oil deemed 40.0 degrees gravity plus $.9000 per barrel bonus at the lease level.

SPECIAL
PROVISIONS
         Payment due by wire transfer on or before the 20th of the month following the month of delivery. Pricing will be on an E.D.Q. pricing basis on both sides of the contract.
         Koch will pay Costilla 100% including taxes.
         *Please sign the attached Exhibit "B" Conditions of Payment at Lease Level". Exhibit "B" will become a part of the contract and will allow us to eliminate the signing of Indemnifying Division Orders on future leases assigned to this contract.

                                                          CONTINUED ON NEXT PAGE

                                            Contract No:  18541
EXCHANGED WITH:         EXCHANGE AGREEMENT       Page:        3
                                                 Date:  1/05/96
COSTILLA ENERGY LLC                         Confirming Agreement between
ATTN:  SAL PAGANO                                Blaine Parrott
P. O. BOX 10369                                  and
MIDLAND, TX  79702                               Sal Pagano
                                            CUSTOMER CONTRACT: MT-SHE-1-EXC

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This agreement and the attached General Provisions represent the entire agreement between the parties and where the General Provisions are inconsistent with the specific provisions of the contract, the contract shall control.

If the foregoing conforms to your understanding of our agreement, please sign and return one copy to signify your acceptance

ACCEPTED AND AGREED:              ACCEPTED AND AGREED:

KOCH OIL COMPANY                  COSTILLA ENERGY LLC

BY   /S/ ERIC P. MORK                  BY    /S/ SAL J. PAGANO
  -------------------                     ---------------------
Eric Mork
Vice President - Rocky Mt              TITLE   MGR - ENGR & OPERS
                                            ---------------------
                                       DATE    1/22/96
                                           -----------

                                            Contract No:  18541
EXCHANGED WITH:       EXCHANGE AGREEMENT         Page:        1
                                                 Date:  1/05/96
COSTILLA ENERGY LLC                         Confirming Agreement between
ATTN:  SAL PAGANO                                Blaine Parrott
P. O. BOX 10369                                  and
MIDLAND, TX  79702                               Sal Pagano
                                            CUSTOMER CONTRACT: MT-SHE-1-EXC

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              EXHIBIT "A"

LEASE     NAME                    OPERATOR                COUNTY     ST     APPLICABLE PERCENT    EFFECTIVE DATE
0062674    STRINGER #1 14-1B      COSTILLA ENERGY LLC     SHERIDAN   MT        1.0000000                1/96
         PRICE: EDQ, ADJUSTMENTS               0.9000 P+  DESC -Koch Oil Company's, North Dakota Southern Sweet deemed 40 degrees gravity

0062675    TANGE #2               COSTILLA ENERGY LLC     SHERIDAN   MT        1.0000000                1/96
         PRICE: EDQ, ADJUSTMENTS               0.9000 P+  DESC -Koch Oil Company's, North Dakota Southern Sweet deemed 40 degrees gravity

0062676    MADSEN #2 RE-ENTRY     COSTILLA ENERGY LLC     SHERIDAN   MT        1.0000000                1/96
         PRICE: EDQ, ADJUSTMENTS               0.9000 P+  DESC -Koch Oil Company's, North Dakota Southern Sweet deemed 40 degrees gravity

0062677    MADSEN #1              COSTILLA ENERGY LLC     SHERIDAN   MT        1.0000000                1/96
         PRICE: EDQ, ADJUSTMENTS               0.9000 P+  DESC -Koch Oil Company's, North Dakota Southern Sweet deemed 40 degrees gravity

0062678    M NORAGER #1           COSTILLA ENERGY LLC     SHERIDAN   MT        1.0000000                1/96
         PRICE: EDQ, ADJUSTMENTS               0.9000 P+  DESC -Koch Oil Company's, North Dakota Southern Sweet deemed 40 degrees gravity

0062679    STRINGER #2 14-1B      COSTILLA ENERGY LLC     SHERIDAN   MT        1.0000000                1/96
         PRICE: EDQ, ADJUSTMENTS               0.9000 P+  DESC -Koch Oil Company's, North Dakota Southern Sweet deemed 40 degrees gravity

0062680    WOODROW STAR #1-A      COSTILLA ENERGY LLC      MCKENZIE  ND        1.0000000                1/96
         PRICE: EDQ, ADJUSTMENTS               0.9000 P+   DESC -Koch Oil Company's, North Dakota Southern Sweet deemed 40 degrees gravity

0062681    ELLA MANY RIBS #2A     COSTILLA ENERGY LLC      MCKENZIE  ND        1.0000000                1/96
         PRICE: EDQ, ADJUSTMENTS               0.9000 P+   DESC -Koch Oil Company's, North Dakota Southern Sweet deemed 40 degrees gravity

0062682    KATE HOPKINS #2        COSTILLA ENERGY LLC      MCKENZIE  ND        1.0000000                1/96
         PRICE: EDQ, ADJUSTMENTS               0.9000 P+   DESC -Koch Oil Company's,North Dakota Southern Sweet deemed 40 degrees gravity


                   CONTINUED ON NEXT PAGE

                                            Contract No:  18541
EXCHANGED WITH:       EXCHANGE AGREEMENT         Page:       2.
                                                 Date:  1/05/96
COSTILLA ENERGY LLC                         Confirming Agreement between
ATTN:  SAL PAGANO                                Blaine Parrott
P. O. BOX 10369                                  and
MIDLAND, TX  79702                               Sal Pagano
                                            CUSTOMER CONTRACT: MT-SHE-1-EXC


- --------------------------------------------------------------------------------

         EXHIBIT "A"

LEASE     NAME                    OPERATOR                COUNTY     ST     APPLICABLE PERCENT    EFFECTIVE DATE
0062683    ELLA MANY RIBS # 1A    COSTILLA ENERGY LLC     MCKENZIE   ND         1.0000000              1/96
         PRICE: EDQ, ADJUSTMENTS               0.9000 P+  DESC -Koch Oil Company's, North Dakota Southern Sweet deemed 40 degrees gravity

0062684    RAYMOND NISKU UT       COSTILLA ENERGY LLC     SHERIDAN   MT         1.0000000              1/96
         PRICE: EDQ, ADJUSTMENTS               0.9000 P+  DESC -Koch Oil Company's, North Dakota Southern Sweet deemed 40 degrees gravity

0062685    RAYMOND STATE N 16     COSTILLA ENERGY LLC     SHERIDAN   MT         1.0000000              1/96
         PRICE: EDQ, ADJUSTMENTS               0.9000 P+  DESC -Koch Oil Company's, North Dakota Southern Sweet deemed 40 degrees gravity

0062686    PRAIRIE CRK MUDDY SD   COSTILLA ENERGY LLC     CROOK      WY         1.0000000              1/96
         PRICE: EDQ, ADJUSTMENTS               0.9000 P+  DESC -Koch Oil Company's, Wyoming Sweet deemed 40 degrees gravity

0062687    LEWARK 6-1             COSTILLA ENERGY LLC     CROOK      WY         1.0000000              1/96
         PRICE: EDQ, ADJUSTMENTS               0.9000 P+  DESC -Koch Oil Company's, Wyoming Sweet deemed 40 degrees gravity

0062688    L H ROBINSON G #3      COSTILLA ENERGY LLC     CROOK      WY         1.0000000              1/96
         PRICE: EDQ, ADJUSTMENTS               0.9000 P+  DESC -Koch Oil Company's, Wyoming Sweet deemed 40 degrees gravity

KOCH CONTRACT #18541



                                     Exhibit "B"


                         Conditions of Payment at Lease Level



     (Purchaser)                   (Seller)
To:  Koch Oil Company              From:       Costilla Energy LLC
     P. O. Box 2236                            P. O. Box 10369
     Wichita, KS 67201                         Midland, TX 79702



     Seller guarantees and warrants that it is the legal owner of, and/or has the right to sell and deliver, all the oil (which, for the purposes hereof, includes all liquid hydrocarbons purchased hereunder) produced from the lease
(s) listed on Exhibit "A".

     Purchaser is authorized to receive for purchase, on the terms herein stated, oil from such leases to the extent of your requirements, as directed below:

One: PROCEEDS. The proceeds of said oil, after deducting any taxes imposed on said oil which are required to be deducted by Purchaser and any trucking or handling charges or other deductions agreed upon by Purchaser and Seller, shall be paid to Seller monthly for oil received and purchased during the preceding month by Purchaser. In the event of any adverse claim, assertion of lien, or any dispute concerning title to the property described in this agreement or to the mineral proceeds from such property, Purchaser may withhold payments for the oil until the claim, lien assertion, or dispute is settled, without liability for interest unless otherwise required by applicable statute. If requested, Seller agrees to furnish evidence of title satisfactory to Purchaser. Should Purchaser resell the oil to another purchaser who accepts delivery at the point at which Purchaser takes title, settlements to Seller may be based on the grades, measurements, volume computations. and/or deductions of that purchaser.



Two: INDEMNITY BY SELLER. In consideration of Purchaser buying the oil hereunder, Seller agrees to indemnify Purchaser, its agents, successors, assigns, and related entities, against any and all claims, liabilities, losses damages, costs, expenses, and attorneys' fees relating to or otherwise arising from the oil purchases under this agreement. Seller further agrees to make settlement with all parties in interest, including settlement with the proper authorities for taxes, interest, and penalties, if any, due upon said oil when such taxes, interest and penalties are not deducted as authorized in Section One hereof.

Koch Oil Company is required to withhold 31% in Federal Income Tax from payments to owners who have not provided us with a taxpayer identification number. To avoid the 31% withholding, please fill in your tax identification number in the space provided below.


Tax ID #     75-2262668                        Signature   /s/ Sal J. Pagano
        ---------------------------------                --------------------
Owner #

                       EXCHANGE AND BUY/SELL GENERAL PROVISIONS

1. MEASUREMENT AND TESTS: All measurements hereunder shall represent one hundred percent (100%) volume, consisting of United States barrels of forty-two
(42) gallons, the quantity and gravity of which will be adjusted to sixty degrees (60 DEGREES) Fahrenheit temperature. Procedures for measuring and testing, except for delivery through positive displacement type meters shall be computed in accordance with the latest ASTM published methods then in effect. Procedures for such meter type deliveries shall be in accordance with the latest ASME-API (Petroleum PD Meter Code) published methods then in effect. The crude oil and/or condensate delivered hereunder shall be merchantable and acceptable to the carriers involved but not to exceed on percent (1%) BS&W and full deduction shall be made for all BS&W content according to the ASTM Standard Method then in effect. Should either party hereto fail to have a representative present during such measuring and testing, the measurement and tests of the other party shall be accepted.

2. PAYMENT: Unless specifically stated otherwise on the reverse side of this agreement, Buyer agrees to make payment to Seller for the crude oil and/or condensate purchased hereunder not later than the 20th of the month following delivery. Should the financial responsibility of Buyer at any time become impaired, unsatisfactory, or unacceptable to Seller, or if sales to Buyer should exceed approved credit lines, then Buyer shall secure and deliver to Seller such advance payments or other security, including in appropriate instances an acceptable letter of credit, as shall be required by Seller, and deliveries of oil and/or condensate hereunder may be withheld until such security is received. If such security is not received within the time specified by Seller, then Seller shall have the right to cancel this agreement.

3. WARRANTY: The Seller warrants title to all crude oil and/or condensate sold and delivered hereunder and warrants that same shall be free from all royalties, liens, and encumbrances, and that all taxes applicable prior to delivery, including but not limited to any production, extraction or other state, federal or local lease level tax as well as any taxes for which the "First Purchaser" is responsible for paying or collecting, have been or will be paid. There are no other representations, guarantees, or warranties, expressed or implied, including particularly any implied warranty of fitness for a particular purpose, or otherwise, which extend beyond the descriptions set forth explicitly in this agreement. The parties agree that this transaction is in the ordinary course of their respective business activities.

4. RULES AND REGULATIONS: All of the terms and provisions of this agreement shall be subject to the applicable orders, rules and regulations (hereinafter generically referred to as "Regulations") of all governmental authorities having or purporting to have jurisdiction in the premises. If at any time or from time to time such regulations should be amended or should new regulations be adopted and the effect of such amended or new regulation (a) is not covered by any other provision of this agreement and (b) has an adverse economic effect upon either party hereto or its supplies or customers, the party affected shall have the option to request renegotiation of the prices and other pertinent terms provided for in this agreement. Said option may be exercised by such party at any time after such amended or new regulation is promulgated by giving written notice of the desire to renegotiate prior to the time of delivery of the oil, such notice to contain the new prices and terms desired by the affected party. If the parties do not agree upon new prices and terms satisfactory to both within thirty (30) days after such notice is given, the affected party shall have the right to terminate this agreement at the end of said thirty (30) day period, except as provided in Paragraph 8 below.

5. FORCE MAJEURE: Either party hereto shall be relieved from liability for failure to deliver or receive crude oil and/or condensate hereunder for the time and to the extent such failure is occasioned by war, fire, explosion, riot, strike or other industrial disturbances or concerned action of workmen, acts of God, government regulations, disruption or breakdown of production or transportation facilities, delays of pipeline carrier in receiving and delivering crude oil and/or condensate tendered, by any decline in field production, or by any other cause, whether similar or not to those heretofore enumerated, reasonably beyond the control of such party.

6. EQUAL DAILY DELIVERIES: It is agreed that Buyer will pay for said crude oil and/or condensate purchased hereunder on the basis of the posted price in effect each day for the average number of barrels delivered each day during each month hereunder. Such average shall be determined by dividing the total number of barrels delivered hereunder during each month by the total number of days in such month. The parties agree, conclusively, that delivery shall be presumed to be made in equal daily quantities on the respective dates as determined hereinabove and not on any other date.

7. CLAIMS: Claims for loss, damage or delay with respect to pipeline transfers of title to crude oil and/or condensate hereunder must be filed by the claimant in writing with the concerned carrier within the time specified in the applicable tariff filed by such carrier. A copy of the claim as filed is to be submitted to the other party hereto as soon as practicable. Failure of the claimant to timely file such claim with the concerned carrier shall release the other party hereto from all liability in respect of such claim.

All other claims as to shortage in quantity, to defects in quality, or any other, except for demurrage, shall be made by written notice to the other party within sixty (60) days after the delivery in question; claims for demurrage shall be made within one (1) year after the delivery in question; otherwise, any such claims shall be deemed to have been waived. No claims whatever shall be made under this agreement for special, indirect, or consequential damages.

8. EXCHANGES: If these General Provisions apply to an exchange or a matching purchase and sale arrangement, the second party shall be obligated to return the volume of crude oil and/or condensate specified hereby if the party which is first in time to perform delivers the crude oil and/or condensate as specified herein. Except for differentials, if any are set forth on the reverse side of this agreement, and other adjustments set forth in this agreement, this exchange shall be on a barrel for barrel basis. If any reason should intervene to obstruct return delivery on the agreed date, the parties will agree upon the type, grade, and place of such a substitute delivery, and price differentials, if any, to be made at the earliest reasonable date.

In the event an exchange imbalance arises as a result of this agreement as a result of one party delivering prior to or more than the other party, subsequent deliveries shall be applied first to such exchange imbalance and then to any further deliver obligations, consistent with the pricing and delivery terms of this agreement set forth above.

Any crude imbalances under this agreement upon termination will be settled by either the sale of the crude imbalance by one party to the other at a mutually agreeable price or by other mutually agreeable methods.

9. ASSIGNMENT: Neither party shall assign this agreement or any rights hereunder without first obtaining the written consent of the other party hereto.

10. SAFETY: Each party agrees that its agents and employees will comply with all safety regulations of the other when such agents or employees are upon the premises of the other in connection with the performance of this contract.

11. RIGHTS OF SETOFF: In the event that either party shall default in any payment or other performance under this or any other agreement existing by and between the parties hereto, or if any suit, claim, demand, action or cause of action shall be instituted involving any sums due under this or any other such agreement, then and in any of those events the other party, at its option, shall have the right to withhold any payment or any deliveries of crude oil and/or condensate due under this or any other such agreement, or offset and deduct from any payments or deliveries due under this or any other such agreement.

12. BUSINESS PRACTICES: Each party hereto agrees to comply with all laws and regulations applicable to activities carried out in the name of or on the behalf of the other party under provisions of this agreement.

Each party hereto agrees that all financial settlements, billings and reports rendered to the other party as provided for in this agreement will, to the best of its knowledge, reflect properly the facts about all activities and transactions related to this agreement.

Each party agrees to notify the other party promptly upon discovery of any instance where the notifying party fails to comply with either provision above or whose conduct by the notified party is considered, by the notifying party, to be in breach of this agreement.

13. ADDITIONAL TERMS: No waiver by either party hereto of a breach of an obligation owed hereunder by the other party shall be construed as a waiver of any other breach, whether of the same or a different nature.

Any provision hereof which is legally unenforceable shall be ineffective only to the extent of such unenforceability without thereby invalidating the remaining provisions hereof or affecting the validity of enforceability of this agreement as a whole.

This agreement contains the entire agreement between the Seller and Buyer with respect to the subject matter hereof, and there are no other promises, representations, or warranties affecting it.

The specific provisions contained in this agreement govern the general provisions of this agreement in the event of any conflict between the two.

This agreement shall not be modified or amended except by written instrument duly executed by officers or other duly authorized representative of the respective parties.